Exhibit 4.2



The following amendments to the Ford Motor Company Savings and Stock Investment Plan for Salaried Employees (the "Plan") were adopted on November 8, 2001:

o An increase of certain Plan limits, including the pre-tax maximum elective deferral amount to $11,000 in 2002 with future increases of $1,000 each year through 2006.

o For Plan Years commencing after December 31, 2001, increase the annual compensation limit for determining contributions to $200,000.

o Change of the automatic pass through election for dividends paid on Ford Stock held in the Ford Stock Fund to the reinvestment option instead of distribution to participants option for dividends declared and payable after January 1, 2002.

o Permit rollovers into the Plan from other qualified sources, including permitting Plan participants to roll assets from a deceased spouse's qualified plan.

o Adoption of the new Internal Revenue Service Minimum Required distribution regulations that offer Plan participants the benefit of the most favorable distribution period available.

o Effective April 1, 2002, increase the amount a Plan participant may contribute from 25% of base pay to 40% of base pay.

o Effective April 1, 2002, increase the Internal Revenue Code Section 415 Limit to the lesser of 100% of pay or $40,000.

o Effective April 1, 2002, the Plan's investment options will be reduced from 61 to 36. The new investment options results in 43 deleted funds and 18 added funds. Exhibit 1 lists the investment options to be offered in the Plan. Exhibit 2 lists the investment options to be closed to employee contributions and exchanges. The funds listed in
         Exhibit 2 are closed to new contributions, loan repayments, and exchanges into the funds effective April 1, 2002. Plan participants will have until March 31, 2003 to transfer those assets to other investment options. On March 31, 2003, assets remaining in those funds will be transferred to Interest Income Fund, except that any assets remaining in the Asset Manager series or Vanguard Life Strategy Fund series will be transferred to a Freedom Fund on April 1, 2003 based on the underlying assets held in the funds.

o The name of the Common Stock Fund is changed to the Common Stock Index Fund and the name of the Bond Fund is changed to the Bond Index Fund.

                                                                     Exhibit 1


                               Investment Options
                               Ford SSIP


                               Fund Name

------------------------------------------------------------------------
Ford Stock Fund
------------------------------------------------------------------------
Interest Income Fund
------------------------------------------------------------------------
Fidelity Contrafund
------------------------------------------------------------------------
Fidelity Growth Company Fund
------------------------------------------------------------------------
Janus Aspen Growth Fund
------------------------------------------------------------------------
Morgan Stanley Inst Mid Cap Growth Fund
------------------------------------------------------------------------
Vanguard Explorer Fund
------------------------------------------------------------------------
Common Stock Index Fund
------------------------------------------------------------------------
Domini Social Equity Fund
------------------------------------------------------------------------
Fidelity Capital Appreciation Fund
------------------------------------------------------------------------
Fidelity Dividend Growth Fund
------------------------------------------------------------------------
Fidelity Magellan Fund
------------------------------------------------------------------------
Vanguard Institutional Index Inst Plus
------------------------------------------------------------------------
U. S. Extended Market Index Fund
------------------------------------------------------------------------
Neuberger Berman Genesis Inv Fund
------------------------------------------------------------------------
Fidelity Equity-Income Fund
------------------------------------------------------------------------
Oakmark Select I Fund
------------------------------------------------------------------------
Royce Low-Priced Stock Fund
------------------------------------------------------------------------
Fidelity Real Estate Investment Fund
------------------------------------------------------------------------
Fidelity Freedom 2020 Fund
------------------------------------------------------------------------
Fidelity Freedom 2030 Fund
------------------------------------------------------------------------
Fidelity Freedom 2040 Fund
------------------------------------------------------------------------
Fidelity Freedom 2000 Fund
------------------------------------------------------------------------
Fidelity Freedom 2010 Fund
------------------------------------------------------------------------
Fidelity Freedom Income Fund
------------------------------------------------------------------------
Janus Aspen International Fund
------------------------------------------------------------------------
T. Rowe Price International Discovery Fund
------------------------------------------------------------------------
Templeton Foreign A Fund
------------------------------------------------------------------------
Citizens Global Equity Instl Fund
------------------------------------------------------------------------
Morgan Stanley Inst Global Value Eq A Fund
------------------------------------------------------------------------
Vanguard Total International Stock Index Fund
------------------------------------------------------------------------
Fidelity Overseas Fund
------------------------------------------------------------------------
Bond Index Fund
------------------------------------------------------------------------
PIMCO Total Return Admin
------------------------------------------------------------------------
PIMCO Real Return Bond A
------------------------------------------------------------------------
T. Rowe Price High Yield
------------------------------------------------------------------------

                                                                     Exhibit 2


                                  Savings Plans
                       Investments Proposed for Sunsetting

-------------------------------------------------------------------------------
FIDELITY FUND
-------------------------------------------------------------------------------
FIDELITY BALANCED
-------------------------------------------------------------------------------
FIDELITY TREND
-------------------------------------------------------------------------------
FIDELITY INVESTMENT GRADE BOND
-------------------------------------------------------------------------------
FIDELITY GROWTH & INCOME
-------------------------------------------------------------------------------
FIDELITY VALUE
-------------------------------------------------------------------------------
FIDELITY GOVERNMENT INCOME
-------------------------------------------------------------------------------
FIDELITY INDEPENDENCE FUND
-------------------------------------------------------------------------------
FIDELITY EUROPE
-------------------------------------------------------------------------------
FIDELTIY PACIFIC BASIN
-------------------------------------------------------------------------------
FIDELITY INTERNATIONAL GROWTH & INCOME
-------------------------------------------------------------------------------
FIDELITY CANADA
-------------------------------------------------------------------------------
FIDELITY UTILITIES
-------------------------------------------------------------------------------
FIDELITY ASSET MANAGER
-------------------------------------------------------------------------------
FIDELTIY WORLDWIDE
-------------------------------------------------------------------------------
FIDELITY STOCK SELECTOR
-------------------------------------------------------------------------------
FIDELITY ASSET MGR GROWTH
-------------------------------------------------------------------------------
FIDELTIY ASSET MGR INCOME
-------------------------------------------------------------------------------
FIDELITY SMALL CAP INDEPEND
-------------------------------------------------------------------------------
FIDELITY INTERNATIONAL BOND
-------------------------------------------------------------------------------
T. ROWE PRICE SPECTRUM GROWTH
-------------------------------------------------------------------------------
VANGUARD LIFE STRATEGY CONSERVATIVE GROWTH
-------------------------------------------------------------------------------
T. ROWE PRICE SPECTRUM INCOME
-------------------------------------------------------------------------------
VANGUARD LIFE STRATEGY MODERATE GROWTH
-------------------------------------------------------------------------------
T. ROWE PRICE NEW HORIZONS
-------------------------------------------------------------------------------
VANGUARD LIFE STRATEGY GROWTH
-------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK
-------------------------------------------------------------------------------
SCUDDER INCOME S
-------------------------------------------------------------------------------
T. ROWE PRICE NEW ASIA
-------------------------------------------------------------------------------
SCUDDER GROWTH & INCOME
-------------------------------------------------------------------------------
SCUDDER EUROPE  GRTH
-------------------------------------------------------------------------------
SCUDDER JAPAN FUND S
-------------------------------------------------------------------------------
VANGUARD INTERNATIONAL VALUE
-------------------------------------------------------------------------------
T. ROWE PRICE LATIN AMERICA
-------------------------------------------------------------------------------
VANGUARD VALUE INDEX
-------------------------------------------------------------------------------
VANGUARD GROWTH INDEX INST
-------------------------------------------------------------------------------
FIDELITY PURITAN
-------------------------------------------------------------------------------
FIDELITY NEW MARKET INCOME
-------------------------------------------------------------------------------
FIDELITY GLOBAL BALANCED
-------------------------------------------------------------------------------
SCUDDER INTL FUND S
-------------------------------------------------------------------------------
SCUDDER GLOBAL S
-------------------------------------------------------------------------------
SCUDDER GLOBAL DISC
-------------------------------------------------------------------------------
T. ROWE PRICE NEW ERA
-------------------------------------------------------------------------------



                                                               October 2, 2001